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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 2007


                         MACKINAC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         MICHIGAN                    0-20167                38-2062816
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(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)



       130 SOUTH CEDAR STREET
        MANISTIQUE, MICHIGAN                                            49854
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (888) 343-8147


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
                (Former name or former address, if changed since
                                 last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.


     Effective as of February 5, 2007, Mackinac Financial Corporation (the "Company") entered into an agreement with C. James Bess terminating that certain amended and restated employment agreement dated July 15, 2005, as amended (the "Agreement"). Pursuant to the Agreement, Mr. Bess resigned from any all positions, including all directorships, held with each of the Company and of its principal banking subsidiary, mBank.

     The Agreement provides that Mr. Bess receive a cash settlement of his salary through June 30, 2007 and specified continuing health insurance benefits. The Agreement also provides for an acknowledgement of the survival in accordance with their respective terms of the arbitration, non-competition; non-solicitation and continuing obligations provisions of the amended and restated employment agreement. A copy of the Agreement is attached as Exhibit
10.1 hereto and incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


     The disclosure set forth in Item 1.02 with respect to Mr. Bess is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.                Description
-----------                -----------
10.1                       Agreement
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MACKINAC FINANCIAL CORPORATION


Date: February 8, 2007                 By  /S/   ERNIE R. KRUEGER
                                           -------------------------------------
                                           Ernie R. Krueger
                                           Executive Vice President and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
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
10.1                       Agreement